                                                                   Exhibit 10.6


                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

         AMENDMENT NO. 4 dated as of October 30, 2003 (this "Amendment") to the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as heretofore amended, the "Credit Agreement") among FOSTER WHEELER LLC (the "Company"), the Borrowing Subsidiaries (as defined therein), the GUARANTORS party thereto, the LENDERS party thereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") and Collateral Agent, and BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager.

                              W I T N E S S E T H :

         WHEREAS, the Company has requested that the Lenders agree to modify certain provisions of the Credit Agreement to permit Wachovia (as defined below) to assign its rights under the Credit Agreement, and the undersigned Lenders have so agreed, all on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 2. Amendments to Credit Agreement. (a) The following definitions are added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

         "Wachovia" shall mean Wachovia Bank, National Association, and its successors.

         (b) Section 6.16(a) of the Credit Agreement is amended by inserting "or Wachovia (provided that the Credit Parties shall have complied with Section 6(a) of the Security Agreement with respect to any accounts maintained with Wachovia)" after the parenthetical in the fourth line thereof.

         Section 3. Representations of the Company. The Company represents and warrants that (a) the representations and warranties set forth in the Loan Documents will be true and correct in all material respects on and as of the Amendment No. 4 Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date), (b) no Event of Default will have occurred and be continuing on such date and (c) (i) the balance of each deposit account listed on Exhibit A to the Supplemental Account Control Agreement dated as of August 16, 2003 among Wachovia, certain of the Loan Parties and the Collateral Agent (other than account no. 1000499M (FX) and those accounts referred to in clause (ii) below) has been, as of the close of business on a Business Day after August 16, 2003, zero, (ii) the Dollar Equivalent (determined by a Responsible Officer of the Company in good faith) of
(A) the aggregate amount of the balances of accounts no. 1000496M, 1000189M and 1000498M, all of which are denominated in a currency other than Dollars, shall have been, as of any such time, no more than $75,000, and (B) the balance of account no. 1000499M (FX), which is denominated in a currency other than Dollars, shall have been, as of any such time, no more than $1,500,000.

         Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 6. Effectiveness. This Amendment shall become effective as of the Effective Date when the following conditions are met (the "Amendment No. 4 Effective Date"):

         (a) the Administrative Agent shall have received from each of the Company, each Borrowing Subsidiary, each other Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) all legal matters relating to this Amendment shall be satisfactory to the Administrative Agent and its counsel; and

         (c) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company (or provision for payment) of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk & Wardwell and Ernst & Young Corporate Finance LLC) for which invoices have theretofore been rendered.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



ATTEST:                                                FOSTER WHEELER LLC
                                                       By: Foster Wheeler Holdings Ltd.
                                                           (formerly known as Foreign Holdings
                                                           Ltd.), its sole member

By: /s/Lisa Fries Gardner                              By: /s/ Ryan J. Esko
    -------------------------------------                  --------------------------------------
    Name:  Lisa Fries Gardner                              Name:  Ryan J. Esko
    Title: Vice President & Secretary of                   Title: Treasurer
           Foster Wheeler Inc.


                                                       FOSTER WHEELER USA
                                                         CORPORATION

                                                       By: /s/ Ryan J. Esko
                                                           ---------------------------------------
                                                           Name:  Ryan J. Esko
                                                           Title: Treasurer


                                                       FOSTER WHEELER POWER GROUP,
                                                          INC.

                                                       By: /s/ Ryan J. Esko
                                                           ---------------------------------------
                                                           Name:  Ryan J. Esko
                                                           Title: Treasurer


                                                        FOSTER WHEELER ENERGY
                                                          CORPORATION

                                                        By: /s/ Ryan J. Esko
                                                            --------------------------------------
                                                            Name:  Ryan J. Esko
                                                            Title: Treasurer


                            FOSTER WHEELER LTD.

                            By: /s/ Ryan J. Esko
                                --------------------------------------------
                                Name:  Ryan J. Esko
                                Title: Treasurer


                            FOSTER WHEELER HOLDINGS LTD.
                              (formerly known as Foreign Holdings Ltd.)
                            By: /s/ Ryan J. Esko
                                --------------------------------------------
                                Name:   Ryan J. Esko
                                Title:  Treasurer

                            FOSTER WHEELER INC.

                            By: /s/ Ryan J. Esko
                                --------------------------------------------
                                Name:   Ryan J. Esko
                                Title:  Treasurer


                            FOSTER WHEELER
                              INTERNATIONAL HOLDINGS,
                              INC.

                            By: /s/ Ryan J. Esko
                                --------------------------------------------
                                Name:   Ryan J. Esko
                                Title:  Treasurer

                             EQUIPMENT CONSULTANTS, INC.
                             FOSTER WHEELER ASIA LIMITED
                             FOSTER WHEELER CAPITAL & FINANCE CORPORATION
                             FOSTER WHEELER CONSTRUCTORS, INC.
                             FOSTER WHEELER DEVELOPMENT CORPORATION
                             FOSTER WHEELER ENERGY MANUFACTURING, INC.
                             FOSTER WHEELER ENERGY SERVICES, INC.
                             FOSTER WHEELER ENVIRESPONSE, INC.
                             FOSTER WHEELER ENVIRONMENTAL CORPORATION
                             FOSTER WHEELER FACILITIES MANAGEMENT, INC.
                             FOSTER WHEELER INTERNATIONAL CORPORATION
                             FOSTER WHEELER POWER SYSTEMS, INC.
                             FOSTER WHEELER PYROPOWER, INC.
                             FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.
                             FOSTER WHEELER REALTY SERVICES, INC.
                             FOSTER WHEELER VIRGIN ISLANDS, INC.
                             FOSTER WHEELER ZACK, INC.
                             FW MORTSHAL, INC.
                             FW TECHNOLOGIES HOLDING, LLC
                             HFM INTERNATIONAL, INC.
                             PROCESS CONSULTANTS, INC.
                             PYROPOWER OPERATING SERVICES COMPANY, INC.
                             FWPI LTD.


                             By: /s/ Ryan J. Esko
                                 ----------------------------------
                                 Name:  Ryan J. Esko
                                 Title:  Treasurer

                             FW EUROPEAN E & C LTD.
                             CONTINENTAL FINANCE COMPANY LTD.
                             FINANCIAL SERVICES S.A.R.L.
                             FOSTER WHEELER TRADING COMPANY, LTD.
                             PERRYVILLE SERVICE COMPANY LTD.
                             FW HUNGARY LICENSING LIMITED LIABILITY COMPANY FW OVERSEAS OPERATIONS LIMITED
                             FW MANAGEMENT OPERATIONS, LTD.
                             MANOPS LIMITED
                             FOSTER WHEELER PETROLEUM SERVICES S.A.E.
                             FW ENERGIE B.V.
                             FOSTER WHEELER EUROPE LIMITED
                             F.W.-GESTAO E SERVICOS, S.A.
                             FOSTER WHEELER CANADIAN RESOURCES, LTD.
                             LA SOCIETE D'ENERGIE FOSTER WHEELER LTEE.
                             SINGLETON PROCESS SYSTEMS GmbH
                             HFM TRAY CANADA LTD.
                             FOSTER WHEELER INGENIEROS Y CONSTRUCTORES,
                               S.A. de C.V.
                             FOSTER WHEELER AMERICA LATINA, LTDA.
                             P.E. CONSULTANTS, INC.
                             FOSTER WHEELER CARIBE CORPORATION, C.A.
                             FOSTER WHEELER AUSTRALIA PROPRIETARY LIMITED
                             FOSTER WHEELER CONTINENTAL B.V.
                             FOSTER WHEELER EUROPE B.V.
                             FOSTER WHEELER VIETNAM PRIVATE LTD.
                             FOSTER WHEELER ANDINA S.A.
                             FOSTER WHEELER (THAILAND) LIMITED


                             By:  /s/ Ryan J. Esko
                                  ---------------------------------------------
                                  Name:  Ryan J. Esko
                                  Title: Authorized Signatory

                                 FOSTER WHEELER (MALAYSIA) Sdn. Bhd.

                                 By: /s/ Keith Batchelor
                                     ------------------------------------------
                                     Name:   Keith Batchelor
                                     Title:  Authorized Signatory

                                 FOSTER WHEELER CONSTRUCTORES de MEXICO
                                    S. de R.L. de C.V.

                                 By:  /s/ Paul Mannion
                                      -----------------------------------------
                                      Name:  Paul Mannion
                                      Title: General Manager

                                   PERRYVILLE III TRUST

                                   By: THE BANK OF NEW YORK, not in
                                       its individual capacity but solely in
                                       its capacity as the Owner Trustee of
                                       the Perryville III Trust


                                   By: /s/ Joseph Mate
                                       ----------------------------------------
                                       Name:  Joseph Mate
                                       Title: Vice President

                                   BANK OF AMERICA, N.A.

                                   By: /s/ F. A. Zagar
                                       ----------------------------------------
                                       Name:  F. A. Zagar
                                       Title: Managing Director


                                   BANC OF AMERICA STRATEGIC
                                     SOLUTIONS, INC.

                                   By: /s/ F. A. Zagar
                                       ----------------------------------------
                                       Name:  F. A. Zagar
                                       Title: Managing Director


                                   WACHOVIA BANK, NATIONAL
                                     ASSOCIATION

                                   By: /s/ Jill E. Snyder
                                       -----------------------------------------
                                       Name:  Jill E. Snyder
                                       Title: Director



                                   THE ROYAL BANK OF SCOTLAND
                                     PLC

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   THE BANK OF NOVA SCOTIA

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   MERRILL LYNCH, PIERCE, FENNER
                                     & SMITH INCORPORATED

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   MARINER LDC

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE BANK AG NEW YORK
                                     BRANCH AND/OR CAYMAN
                                     ISLANDS BRANCH

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   BNP PARIBAS

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE BAUPOST GROUP SECURITIES LLC

                                   By: /s/ Brian Spector
                                       ----------------------------------------
                                       Name:  Brian Spector
                                       Title: Principal


                                   SOCIETE GENERALE, NEW YORK
                                      BRANCH

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   CITADEL WELLINGTON PARTNERS
                                     L.P.
                                   By: Citadel Limited Partnership, its
                                       General Partner
                                   By: GLB Partners, L.P., its General
                                       Partner
                                   By: Citadel Investment Group, L.L.C.,
                                       its General Partner

                                   By: /s/ Lavoyd E. Robinson, CFA
                                       ----------------------------------------
                                       Name:  Lavoyd E. Robinson, CFA
                                       Title: Managing Director


                                   LIBERTYVIEW FUND LLC

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   ORIX FINANCE CORP I

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   DIVERSIFIED INDUSTRIES LLC

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   QUADRANGLE MASTER FUND

                                   By: /s/ Andrew J. Herenstein
                                       ----------------------------------------
                                       Name:  Andrew J. Herenstein
                                       Title: Managing Principal